Financial Income and Expense (Tables)	12 Months Ended
Dec. 31, 2023
Financial Income and Expense
Schedule of financial income and expense

	2023	2022	2021

	(€ in thousands)
Interest income:
Current accounts and deposits	2,593	106	5
Interest costs:
Current accounts and deposits	(31)	(406)	(355)
Lease liability	(774)	(793)	(835)
Loans and borrowings	(398)	(3,928)	(2,215)
Foreign exchange result:
Net foreign exchange benefit/(loss)	(255)	4,757	1,511
	1,135	(264)	(1,889)